UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-22933
(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund
(Exact name of registrant as specified in charter)

Griffin Capital Plaza
1520 Grand Avenue
El Segundo, CA 90245
(Address of principal executive offices) (Zip code)

ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.
Holland & Knight
1180 West Peachtree Street, N.W.
Suite 1800
Atlanta, GA  30309

Registrant's telephone number, including area code: (404) 817-8500

Date of fiscal year end: September 30

Date of reporting period: October 1, 2014 – September 30, 2015

Item 1.  Reports to Stockholders.

table of contents

Shareholder Letter	1
Portfolio Update	8
Portfolio of Investments	10
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	17
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	26
Additional Information	27
Trustees and Officers	28

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

Dear Fellow Shareholders:

We are pleased to present you with the Griffin Institutional Access Real Estate Fund (the "Fund") annual report for 2015. The Fund has continued to deliver on its stated objectives, generating a return comprised of both income and appreciation with moderate volatility and low correlation to the broad markets. We have continued to achieve these results by investing in a portfolio of private institutional real estate securities as well as a diversified set of public real estate securities. Additionally, since our inception(1) we have paid five quarterly distributions to shareholders, and each of these distributions represented an increase over the prior quarter.

We have continued to diversify our private real estate security holdings. As of October 1, 2015, the Fund was invested in twelve high-quality, "best-in-class" private real estate securities managed by sponsors with substantial track records. The private real estate securities represent over $67 billion of private institutional real estate and 1,001 underlying fund assets. As of October 1, 2015, the private holdings consisted of:

•	AEW Core Property Trust
•	BlackRock Granite Property Fund
•	CBRE US Core Partners
•	Clarion Lion Properties Fund
•	Cornerstone Patriot Fund
•	Guggenheim US Property Fund
•	Heitman America Real Estate Trust
•	MEPT Edgemoor
•	Morgan Stanley Prime Property Fund
•	RREEF America REIT II
•	Sentinel Real Estate Fund
•	Stockbridge Smart Markets Fund

PORTFOLIO ALLOCATION* (unaudited)

*	As of 10/1/15. Based on Market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

(Shareholder Letter continued)

The Fund's portfolio composition is determined through both quantitative and qualitative analysis to determine the optimal mix of securities to maximize risk-adjusted returns for our shareholders. Over the past 12 months we have remained overweight to institutional private real estate securities, relative to our long-term target allocation, largely due to the continued strong risk-adjusted return proposition of core private real estate at this point in the cycle. Further, we believe that public market volatility driven by Federal Reserve policy uncertainties will persist until key rates normalize. This strategy has contributed positively to risk-adjusted returns. Since inception, Class A shares (GIREX) have returned 10.21% (8.07% annualized)(2) outperforming both stocks and bonds over the same time period. We have achieved this return profile with less volatility than bonds. Both private and public real estate fundamentals remain attractive as we move through the recovery phase of this economic cycle and into a period of expansion. All major economic indicators such as employment, wage growth, and retail sales have shown strength over the past year. This has translated into improved occupancy and rental rate growth for all major asset types across our primary markets.

We are pleased with our growth and performance to date. Alongside our experienced sub-advisors, we continue to seek what we believe are the best opportunities to provide strong risk-adjusted returns. We believe that the overall commercial real estate market remains healthy and has continued to benefit from strengthening economic fundamentals. The Fund is well positioned to potentially capture this growth and may serve as a hedge to rising rates and volatility within a mixed asset portfolio.

We appreciate your continued support in the Griffin Institutional Access Real Estate Fund and thank you for the trust and confidence you have placed in our team.

Sincerely,

Randy I. Anderson, Ph.D. CRE
Portfolio Manager
 Griffin Institutional Access Real Estate Fund

Past performance is no guarantee of future results.

All metrics are based on Class A shares. The Fund offers three share classes: GIREX - Class A, GCREX - Class C, and GRIFX - Class I. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at:
https://www.griffincapital.com/griffin-institutional-access-real-estate-fund/forms-and-literature.

S&P 500 ("Stocks"), Barclays Aggregate Bond Index ("Bonds").

(1)	GIREX Inception date: June 30, 2014.

(2)	Source: ALPS Fund Services 6/30/2014 – 9/30/2015 (excluding sales load).

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

FUND DIVERSIFICATION (unaudited)

The Fund's investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund managers.

SECTOR DIVERSIFICATION (unaudited)

GEOGRAPHIC DIVERSIFICATION (unaudited)

Allocation, Sector, and Geographic Diversification are subject to change. Diversification does not eliminate the risk of experiencing investment losses. The charts represent the diversification by sector and geography of the private fund holdings as of 10/1/15. Based on Market value.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

GIREX PRIVATE FUND ALLOCATION (unaudited)

Core Property Trust ("CPT") is an open-end core fund that seeks to invest in high quality assets located in top-tier markets with a heavy emphasize on income, liquidity and strong long term fundamentals. CPT uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.

BlackRock Granite Property Fund ("The Granite Fund") is a diversified core private REIT with an investment objective to provide current income with the potential for long term capital appreciation. The Granite Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.

U.S. Core Partners ("CBRE Core Fund") is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multi-family assets in select major U.S. metropolitan markets that exhibit strong growth demographics.

Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.

The Patriot Fund is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Patriot Fund is managed with an emphasis on research, targeting "barrier" markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.

GRE U.S. Property Fund L.P. ("USPF") is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. USPF employs a core plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.

Heitman America Real Estate Trust ("HART") is an open-end core commingled fund. HART's core strategy encompasses stabilized investments with low to moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.

Bentall Kennedy Multi-Employer Property Trust ("MEPT") is an open-end, core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. MEPT Edgemoor's investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. The fund upholds a strong commitment to the principles of Responsible Property Investing.

Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self storage and hotel properties located in major real estate markets throughout the United States.

RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the Index – heavily overweight to industrial assets and the West.

Sentinel Real Estate Fund ("SREF") is a multi-family focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.

The Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in "Smart Markets" characterized by educated, stable and fast-growing employment bases. The Smart Market Fund's target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated work forces in the U.S.

*	Holdings are subject to change.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

FUND SUB ADVISORS (unaudited)

Aon Hewitt Investment Consulting

The Fund's Private Allocation Sub-Advisor, Aon Hewitt Investment Consulting, an Aon Company, provides investment consulting services to over 480 clients in North America with total client assets worldwide of approximately $4.5 trillion, including more than $1.7 trillion in the U.S. as of December 31, 2014. More than 270 investment consulting professionals in the U.S. advise institutional investors such as corporations, public organizations, union associations, health systems, endowments, and foundations.

CenterSquare Investment Management

The Fund's Public Allocation Sub-Advisor, CenterSquare Investment Management, a BNY Mellon Company, is focused exclusively on real estate and structured to provide attractive investment performance to institutional real estate investors. CenterSquare's team of REIT experts has been a trusted advisor to endowments, pension plans and corporate clients. The firm currently manages $8.4 billion across a variety of real estate strategies as of December 31, 2014.

Griffin Capital Advisor along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND | ANNUAL REPORT 2015

DISCLOSURES (unaudited)

Investors in the Fund should understand that the net asset value ("NAV") of the Fund will fluctuate, which may result in a loss of the principal amount invested. Griffin Institutional Access Real Estate Fund is a closed -end interval fund that provides liquidity to shareholders quarterly between five percent and 25 percent of its outstanding shares at net asset value.

By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate at the time of compilation. Griffin Capital Securities, Inc. does not accept any liability for losses either direct or consequential caused by the use of this information.

Correlation is a statistical measure of how an index moves in relation to another index or model portfolio. A correlation ranges from -1 to 1. A correlation of 1 means the two indexes have moved in lockstep with each other. A correlation of -1 means the two indexes have moved in exactly the opposite direction.

The NFI-ODCE, short for NCREIF Fund Index-Open End Diversified Core Equity, is the first of the NCREIF Fund Database products and is an index of investment returns reporting on both a historical and current basis the results of 33 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted. NCREIF will calculate the overall aggregated Index return.

The S&P 500 is an index based on market cap of the 500 largest companies having stock listed on the NYSE or NASDAQ.

The Barclays Aggregate Bond Index measures the performance of the U.S. investment grade bond market.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Page Intentionally Left Blank

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2015 (Unaudited)
Performance(for the period ended September 30, 2015)

	1 Year	Since Inception	Inception Date	Total Expense Ratio
Griffin Institutional Access Real Estate Fund– A– Without Load	8.03%	8.07%	6/30/14	6.80%
Griffin Institutional Access Real Estate Fund– A– With Load*	1.83%	3.07%	6/30/14
S&P 500® Total Return Index	-0.61%	0.40%	6/30/14
Barclays Capital U.S. Aggregate Bond Index	2.94%	2.48%	6/30/14
Griffin Institutional Access Real Estate Fund – C– Without Load	N/A	0.34%	8/7/15	7.55%
Griffin Institutional Access Real Estate Fund – C– With Load**	N/A	-0.65%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	N/A	0.46%	8/7/15	6.55%

*	Adjusted for initial maximum sales charge of 5.75%.
**	Adjusted for contingent deferred sales charge of 1.00%
The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.
The Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.
Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.
The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.
The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.
Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund's investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66% and 1.66% per annum of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively. The Expense Limitation Agreement will remain in effect at least until June 30, 2016, unless and until the Board approves its modification or termination. Without the waiver the expenses would be 6.80%, 7.55% and 6.55% for Class A, Class C and Class I, respectively. Please review the Fund's Prospectus for more details regarding the Fund's fees and expenses. No assurances can be given that the Fund will pay a dividend in the future; or, if any such dividend is paid, the amount or rate of the dividend.

8	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

September 30, 2015 (Unaudited)
Performance of $10,000 Initial Investment(for the period ended September 30, 2015)
The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Sector Allocation (as a % of Net Assets)*

Private Investment Funds	54.53%
Public Traded Funds	13.20%
Fixed Income	1.29%
Communications	0.23%
Other	30.75%
TOTALS	100.00%
Portfolio Composition (as a % of Net Assets)*
Real Estate Investment Trusts	67.73%
Open-End Funds	1.29%
Common Stocks	0.23%
Other Assets in Excess of Liabilities	30.75%
TOTALS	100.00%

*	Holdings are subject to change. Tables present indicative values only.

Annual Report | September 30, 2015	9

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2015

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (67.73%)

Private Investment Funds (54.53%)*
AEW Core Property Trust	4,807	$4,456,967
BlackRock Granite Property Fund	79	6,822,805
CBRE US Core Partners	1,594,149	1,925,309
Clarion Lion Properties Fund	6,190	7,838,886
Cornerstone Patriot Fund LP	18,394	2,102,241
RREEF America REIT II	167,065	17,991,823
Guggenheim US Property Fund	N/A	19,888,784
Heitman America Real Estate Trust	1,425	1,536,919
MEPT Edgemoor(a)	10,208	17,167,834
Sentinel Real Estate Fund LP	234	18,453,637
Stockbridge Smart Markets Fund	15,509	20,970,161
		119,155,366

Public Traded Funds (13.20%)
Apartment Investment & Management Co.(b)	12,140	449,423
AvalonBay Communities, Inc.(b)	7,370	1,288,422
Boston Properties, Inc.(b)	11,130	1,317,791
Brandywine Realty Trust(b)	26,940	331,901
Camden Property Trust(b)	5,100	376,890
Care Capital Properties, Inc.(b)	13,195	434,511
Chesapeake Lodging Trust(b)	9,410	245,225
Cousins Properties, Inc.(b)	7,500	69,150
CubeSmart(b)	8,630	234,822
CyrusOne, Inc.(b)	14,430	471,284
Digital Realty Trust, Inc.(b)	4,200	274,344
Duke Realty Corp.(b)	31,420	598,551
Empire State Realty Trust, Inc., Class A(b)	26,380	449,251
Equity Commonwealth(b)	6,630	180,601
Equity One, Inc.(b)	12,340	300,356
Equity Residential(b)	13,200	991,584
Essex Property Trust, Inc.(b)	5,710	1,275,728
Federal Realty Investment Trust(b)	1,410	192,395
First Industrial Realty Trust, Inc.(b)	15,830	331,639
General Growth Properties, Inc.(b)	40,080	1,040,878
Healthcare Trust of America, Inc.	6,050	148,286
Highwoods Properties, Inc.(b)	11,550	447,563
Host Hotels & Resorts, Inc.(b)	47,310	747,971
Hudson Pacific Properties, Inc.(b)	26,830	772,436
Kilroy Realty Corp.(b)	8,910	580,576
Kimco Realty Corp.(b)	14,140	345,440
Liberty Property Trust(b)	16,730	527,162
National Retail Properties, Inc.(b)	6,470	234,667
Omega Healthcare Investors, Inc.(b)	9,030	317,405
Paramount Group, Inc.(b)	7,100	119,280
Pebblebrook Hotel Trust(b)	3,070	108,832
Physicians Realty Trust(b)	10,730	161,916
Post Properties, Inc.(b)	2,290	133,484
Prologis, Inc.(b)	17,750	690,475
PS Business Parks, Inc.(b)	5,510	437,384
Public Storage(b)	7,360	1,557,596
QTS Realty Trust, Inc., Class A(b)	3,150	137,624

10	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2015

Description	Shares	Value (Note 2)
Public Traded Funds (continued)
Ramco-Gershenson Properties Trust(b)	19,490	$292,545
Regency Centers Corp.(b)	7,150	444,373
Retail Opportunity Investments Corp.(b)	10,000	165,400
Rexford Industrial Realty, Inc.(b)	8,530	117,629
Senior Housing Properties Trust(b)	16,540	267,948
Simon Property Group, Inc.(b)	11,870	2,180,755
SL Green Realty Corp.(b)	3,050	329,888
Sovran Self Storage, Inc.(b)	3,570	336,651
Spirit Realty Capital, Inc.(b)	43,860	400,880
STORE Capital Corp.(b)	14,240	294,198
Strategic Hotels & Resorts, Inc.(a)(b)	12,500	172,375
Sunstone Hotel Investors, Inc.(b)	29,090	384,861
Taubman Centers, Inc.(b)	5,740	396,519
UDR, Inc.(b)	12,990	447,895
Urban Edge Properties(b)	14,150	305,499
Ventas, Inc.(b)	19,150	1,073,549
Vornado Realty Trust(b)	9,160	828,247
Washington Real Estate Investment Trust(b)	14,940	372,454
Weingarten Realty Investors(b)	16,790	555,917
Welltower, Inc.(b)	16,920	1,145,822
		28,836,248

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $141,988,575)		147,991,614

OPEN-END FUNDS (1.29%)

Fixed Income (1.29%)
Goldman Sachs Strategic Income Fund, Institutional Class(b)	286,224	2,827,892

TOTAL OPEN-END FUNDS (Cost $2,973,972)		2,827,892

COMMON STOCKS (0.23%)

Communications (0.23%)
Equinix, Inc.(b)	1,805	493,487

TOTAL COMMON STOCKS (Cost $474,960)		493,487

TOTAL INVESTMENTS (69.25%) (Cost $145,437,507)		$151,312,993

Other Assets In Excess Of Liabilities (30.75%)		67,175,647
NET ASSETS (100.00%)		$218,488,640

(a)	Non-income producing security.
(b)	A portion of these securities are held as collateral for outstanding Line of Credit. At September 30, 2015, outstanding collateral amounted to $27,504,526.

Annual Report | September 30, 2015	11

Griffin Institutional Access Real Estate Fund	Portfolio of Investments

September 30, 2015

Common Abbreviations:
LP	-	Limited Partnerships
REIT	-	Real Estate Investment Trust

* Additional Information on Investments in Private Investment Funds:

Value	Security	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of September 30, 2015
$4,456,967	AEW Core Property Trust	Quarterly	45	$10,000,000
6,822,805	BlackRock Granite Property Fund	Quarterly	60	0
1,925,309	CBRE US Core Partners	Quarterly	60	3,200,000
7,838,886	Clarion Lion Properties Fund	Quarterly	90	0
2,102,241	Cornerstone Patriot Fund LP	Quarterly	30	3,000,000
17,991,823	RREEF America REIT II	Quarterly	45	1,225,000
19,888,784	Guggenheim US Property Fund	Quarterly	90	0
1,536,919	Heitman America Real Estate Trust	Quarterly	90	7,994,564
17,167,834	MEPT Edgemoor	Quarterly	N/A***	0
18,453,637	Sentinel Real Estate Fund LP	Quarterly	N/A***	0
20,970,161	Stockbridge Smart Markets Fund	Quarterly	45	25,000,000

***	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

12	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

September 30, 2015

ASSETS
Investments, at value	$151,312,993
Cash	80,269,408
Receivable for investments sold	117,426
Receivable for shares sold	4,842,795
Dividend receivable	987,773
Prepaid expenses and other assets	61,510
Total Assets	237,591,905
LIABILITIES
Payable for investments purchased	2,718,905
Shareholder servicing fees payable (Note 3)	69,626
Line of Credit Payable (Note 6)	16,000,000
Line of Credit Interest Payable (Note 6)	1,134
Investment advisory fees payable (Note 3)	147,756
Administration fees payable (Note 3)	14,377
Transfer agency fees payable (Note 3)	64,298
Distribution fees payable (Note 3)	6,418
Chief compliance officer fees payable (Note 3)	3,500
Trustees' fees payable (Note 3)	1,603
Legal fees payable	38,363
Audit and tax fees payable	20,000
Accrued expenses and other liabilities	17,285
Total Liabilities	19,103,265
NET ASSETS	$218,488,640
NET ASSETS CONSIST OF
Paid-in capital	$211,366,558
Accumulated net investment loss	(341,788)
Accumulated net realized gain on investments	1,588,384
Net unrealized appreciation on investments	5,875,486
NET ASSETS	$218,488,640
INVESTMENTS, AT COST	$145,437,507

PRICING OF SHARES
Class A:
Net asset value, and redemption price per share(a)	$25.97
Net assets	$130,847,134
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,038,709
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$27.55
Class C:(b)
Net asset value, offering and redemption price per share(a)	$25.95
Net assets	$13,546,764
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	521,984
Class I:(c)
Net asset value, offering and redemption price per share	$25.98
Net assets	$74,094,742
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,851,754

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see (Note 1).
(b)	The Fund's Class C shares commenced operations on August 10, 2015.
(c)	The Fund's Class I shares commenced operations on August 10, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2015	13

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Year Ended September 30, 2015

INVESTMENT INCOME
Dividend income	$2,060,129
Total Investment Income	2,060,129

EXPENSES
Investment advisory fees (Note 3)	1,344,225
Administrative fees (Note 3)	135,044
Transfer agency fees (Note 3)	125,538
Shareholder servicing fees
Class A	109,183
Class C(a)	2,139
Distribution fees
Class C	6,418
Legal fees	114,741
Audit and tax fees	20,000
Reports to shareholders and printing fees	38,508
Insurance fees	163,306
Custody fees	44,086
Chief compliance officer fees (Note 3)	45,531
Interest Expense (Note 6)	25,166
Trustees' fees (Note 3)	33,786
Offering costs (Note 2)	249,320
Other expenses	24,785
Total Expenses	2,481,776
Less: Fees waived/expenses reimbursed by adviser (Note 3)	(757,224)
Net Expenses	1,724,552
Net Investment Income	335,577
Net realized gain on investments	1,201,331
Net change in unrealized appreciation on investments	5,186,157
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	6,387,488
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,723,065

(a)	The Fund's Class C shares commenced operations on August 10, 2015.

See Notes to Financial Statements.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period June 30, 2014 (Commencement of Operations) to September 30, 2014
OPERATIONS:
Net investment income	$335,577	$9,714
Net realized gain on investments	1,201,331	3,161
Net change in unrealized appreciation on investments	5,186,157	689,329
Net Increase in Net Assets Resulting from Operations	6,723,065	702,204

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gain on investments	(578,974)	(11,284)
From return of capital	(4,124,030)	(295,706)
Class C(a)
From return of capital	(144,764)	–
Class I(b)
From return of capital	(777,474)	–
Total Distributions to Shareholders	(5,625,242)	(306,990)

BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	90,781,464	35,045,816
Distributions reinvested	3,596,562	303,841
Shares redeemed	(771,114)	–
Class C(a)
Shares sold	13,479,279	–
Distributions reinvested	104,317	–
Class I(b)
Shares sold	73,657,828	–
Distributions reinvested	697,610	–
Net Increase in Net Assets Derived from Beneficial Interest Transactions	181,545,946	35,349,657

Net increase in net assets	182,643,769	35,744,871

NET ASSETS:
Beginning of period	35,844,871	100,000
End of period *	$218,488,640	$35,844,871
* Including accumulated net investment loss of:	$(341,788)	$(62,434)

See Notes to Financial Statements.

Annual Report | September 30, 2015	15

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2015	For the Period June 30, 2014 (Commencement of Operations) to September 30, 2014
Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	1,416,230	4,000
Shares sold	3,512,409	1,400,124
Distributions reinvested	139,650	12,106
Shares redeemed	(29,580)	–
Net increase in shares outstanding	3,622,479	1,412,230
Ending shares	5,038,709	1,416,230
Class C(a)
Beginning shares	–	–
Shares sold	517,939	–
Distributions reinvested	4,045	–
Net increase in shares outstanding	521,984	–
Ending shares	521,984	–
Class I(b)
Beginning shares	–	–
Shares sold	2,824,730	–
Distributions reinvested	27,024	–
Net increase in shares outstanding	2,851,754	–
Ending shares	2,851,754	–

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	The Fund's Class I shares commenced operations on August 10, 2015.

See Notes to Financial Statements.

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
Net asset value, beginning of period	$25.31	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.01
Net realized and unrealized gain	1.90	0.60
Total from investment operations	1.99	0.61

DISTRIBUTIONS:
From net realized gain on investments	(0.32)	(0.01)
Return of capital	(1.01)	(0.29)
Total distributions	(1.33)	(0.30)

Net increase in net asset value	0.66	0.31
Net asset value, end of period	$25.97	$25.31
TOTAL RETURN(c)	8.03%	2.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$130,847	$35,845
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.82%	N/A
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.94%	N/A
Ratio of net investment income to average net assets(d)(e)	0.35%	N/A

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.79%	6.77	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.91%	1.91	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(e)	0.38%	0.15	%(f)
Portfolio turnover rate(g)	29%	7%

(a)	The Fund's Class A shares commenced operations on June 30, 2014.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(e)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2015	17

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.00	(c)
Net realized and unrealized gain	0.09
Total from investment operations	0.09

DISTRIBUTIONS:
Return of capital	(0.34)
Total distributions	(0.34)

Net (decrease) in net asset value	(0.25)
Net asset value, end of period	$25.95
TOTAL RETURN(d)	0.34%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$13,547
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.32	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.69	%(f)
Ratio of net investment income to average net assets(e)(g)	0.00	%(f)(h)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	3.29	%(f)
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.66	%(f)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	0.03	%(f)
Portfolio turnover rate(i)	29%

(a)	The Fund's Class C shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized and do not reflect the impact of sales charges.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(f)	Annualized.
(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(h)	Less than 0.005%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the fund level.

See Notes to Financial Statements.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2015(a)
Net asset value, beginning of period	$26.20

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.03
Net realized and unrealized gain	0.09
Total from investment operations	0.12

DISTRIBUTIONS:
Return of capital	(0.34)
Total distributions	(0.34)

Net (decrease) in net asset value	(0.22)
Net asset value, end of period	$25.98
TOTAL RETURN(c)	0.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s)	$74,095
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.20	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.69	%(e)
Ratio of net investment income to average net assets(d)(f)	0.71	%(e)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements(d)	2.17	%(e)
Ratio of expenses to average net assets including fee waivers and reimbursements(d)	1.66	%(e)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(d)(f)	0.74	%(e)
Portfolio turnover rate(g)	29%

(a)	The Fund's Class I shares commenced operations on August 10, 2015.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.
(e)	Annualized.
(f)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized and is calculated at the fund level.

See Notes to Financial Statements.

Annual Report | September 30, 2015	19

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

1. ORGANIZATION

The Griffin Institutional Access Real Estate Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at net asset value. The Fund's investment adviser is Griffin Capital Advisor, LLC (the "Adviser"). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013 and under the laws of the State of Delaware. The Fund had no operations from that date to May 21, 2014, other than those relating to organizational matters and the registration of its shares under applicable securities laws. The Adviser purchased 4,000 initial shares at $25.00 per share on May 21, 2014, and the Fund commenced operations on June 30, 2014. The Fund is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C and Class I shares. Class A shares commenced operations on June 30, 2014 and Class C and Class I shares commenced operations on August 10, 2015. Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C and Class I shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The Fund is considered an investment company for financial reporting purposes under GAAP. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange or market on which they are traded, on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price ("NOCP").  In the absence of a sale such securities shall be valued at the last bid price for securities held long and the last ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded.  Short-term investments that mature in 60 days or less are valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end investment companies and exchange-traded funds (the "Underlying Funds").  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds. Open‐ended funds are valued at their respective net asset values as reported by such investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at "fair value" as determined in good faith by the Fair Value Pricing Committee (the "Pricing Committee") using procedures adopted by and under the supervision of the Fund's Board of Trustees (the "Trustees"). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's Net Asset Value ("NAV").

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

Valuation of Private REITS – The Fund may invest a significant portion of its assets in Private Real Estate Investment Trusts ("Private REITs"). The Private REITs measure their investment assets at fair value and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification ("ASC") 820, the Fund has elected to apply the practical expedient and to value its investments in Private REITs at their respective NAVs at each quarter. For non-calendar quarter-end days, the Pricing Committee estimates the fair value of each Private REIT by adjusting the most recent NAV for each REIT by the change in a proprietary benchmark that the Pricing Committee has deemed to be representative of the entire Private REIT market. In the event that a price is not provided by the Private REIT, the fair valuation procedures will be followed. As of September 30, 2015, all of the Fund's investments in Private REITs were valued at the respective NAVs of the Private REITs.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –	Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.  The valuation techniques used by the Fund to measure fair value during the year ended September 30, 2015 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's investments as of September 30, 2015:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$119,155,366
Public Traded Funds	28,836,248	–	–	28,836,248
Open-End Funds*	2,827,892	–	–	2,827,892
Common Stocks*	493,487	–	–	493,487
Total	$32,157,627	$–	$–	$151,312,993

* See Portfolio of Investments for industry classifications.

Annual Report | September 30, 2015	21

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

(a)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical exedient have not been classified in the fair value hierarchy.  The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of Assets and Liabilities.

There were no transfers between Levels 1, 2 and 3 during the year ended September 30, 2015.  For the year ended September 30, 2015, the Fund did not have unobservable inputs (level 3) used in determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Interest is not accrued on securities that are in default. Dividend income is recorded on the ex-
 dividend date.

Exchange-Traded Funds ("ETFs") – The Fund may invest in ETFs, which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. The Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Industry Concentration – If a Fund has significant investments in the securities of issuers within a particular industry, any development affecting that industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that industry. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund's net asset value per share. Occasionally, market conditions, regulatory changes or other developments may negatively impact this industry, and therefore the value of the Fund's portfolio will be adversely affected. As of September 30, 2015, the Fund had 67.73% of the value of its net assets invested within the Real Estate industry.

Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually.  Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Offering Costs – Offering costs incurred by the Fund of $333,813 were treated as deferred charges until operations commenced and were amortized over a 12-month period using the straight line method.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders.  Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is "more likely than not" to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund's 2014 returns or expected to be taken in the Fund's 2015 returns.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory
Pursuant to the Investment Advisory Agreement with the Fund ("Advisory Agreement"), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the "Expense Limitation Agreement") under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses)at least until June 30, 2016, so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily assets and 1.66% per annum of Class I average daily assets (the "Expense Limitations").  In consideration of the Adviser's agreement to limit the Fund's expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitations to be exceeded.

During the year ended September 30, 2015, the fee waiver was as follows:

Fees Waived By Advisor
Griffin Institutional Access Real Estate Fund	$757,224

As of September 30, 2015, the balance of recoupable expenses for the Fund was as follows:

Fund	Expires May 21, 2017	Expires September 30, 2017	Expires September 30, 2018
Griffin Institutional Access Real Estate Fund	$153,980	$316,121	$757,224

*	$46,993 of additional Organizational Expenses were recorded subsequent to the May 21, 2014 Seed Audit Financial Statements.

Sub-advisory services were provided to the Fund pursuant to agreements between the Adviser and both Aon Hewitt Investment Consulting, Inc. (formerly doing business as Hewitt EnnisKnupp, Inc.) and CenterSquare Investment Management, Inc. (the "Sub-Advisers"). Under the terms of the sub-advisory agreements, the Adviser compensates the Sub-Advisers based on a portion of the Fund's average daily net assets which they had been allocated to manage.

Fund Administration and Accounting Fees and Expenses
ALPS Fund Services, Inc. serves as the Fund's administrator and accounting agent (the "Administrator") and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent
DST Systems Inc. serves as transfer, dividend paying and shareholder servicing agent for the Fund (the "Transfer Agent").

Compliance Services
Cipperman Compliance Services, LLC provides a Chief Compliance Officer to the Fund as well as related compliance services pursuant to a consulting agreement between Cipperman Compliance Services, LLC and the Fund.

Distributor
The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the "Distributor") to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Class C shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund's average daily net assets attributable to Class C shares, payable on a quarterly basis. For the year ended September 30, 2015, Class C shares incurred distribution fees of $6,418. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Class A and Class C shares may pay up to 0.25% per year of their average daily net assets for such services.  Class I shares are not currently subject to a shareholder services fee. For the year ended September 30, 2015, Class A and C shares incurred shareholder servicing fees of $109,183 and $2,139, respectively.

The Distributor acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares.   The Distributor is an affiliate of the Administrator and the Transfer Agent. For the year ended September 30, 2015, the Distributor received $521,286 in underwriting commissions for sales of the Fund's Class A shares, of which $0 was retained by the principal underwriter or other affiliated broker-dealers.

Annual Report | September 30, 2015	23

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

Officer and Trustee Compensation
Each Trustee who is not affiliated with the Fund or the Adviser will receive a quarterly fee of $2,500, as well as reimbursement for any reasonable expenses incurred attending the meetings. None of the Fund's executive officers receives compensation from the Fund.

Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended September 30, 2015 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$136,744,427	$21,859,655
5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

For the year ended September 30, 2015, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character.

Paid-in Capital	Accumulated Net Investment Loss	Accumulated Net Realized Gain on Investments
$(258,888)	$(614,931)	$873,819

The tax character of distributions paid for the periods ended September 30, 2015 and September 30, 2014 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2015	$500,162	$78,812	$5,046,268
2014	–	11,284	295,706

As of September 30, 2015, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed net investment income	Accumulated net realized loss on investments	Other cumulative effect of timing differences	Net unrealized appreciation on investments	Total
$–	$-	$(341,788)	$7,463,870	$7,122,082

As of September 30, 2015, net unrealized appreciation/(depreciation) of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
$8,697,061	$(1,233,191)	$7,463,870	$143,849,123

The difference between book basis and tax basis net unrealized appreciation is primarily attributable to the investments in partnerships, wash sales and certain other investments.

The Fund elects to defer to the period ending September 30, 2016, late year ordinary losses in the amount of $341,788.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

September 30, 2015

6. LINE OF CREDIT

The Fund has a secured bank line of credit through BNP Paribas Prime Brokerage International, Ltd. (the "Bank") for purpose of investment purchases subject to the limitations of the 1940 Act for borrowings.

Borrowings under this arrangement bear interest at the Bank's 3 month LIBOR plus 95 basis points at the time of borrowing. During the year ended September 30, 2015, the Fund incurred $25,166 of interest expense related to the borrowings. Average borrowings and the average interest rate for the days the line of credit was outstanding during the year ended September 30, 2015 were $6,177,035 and 1.23%, respectively. The largest outstanding borrowing during the year ended September 30, 2015 was $16,000,000. As of September 30, 2015, the Fund had $16,000,000 of outstanding borrowings.

As collateral for the Bank line of credit, the Fund grants the Bank a first position security interest in and lien on securities of any kind or description held by the Fund in the pledge account. As of September 30, 2015, the Fund had $27,504,526 of the public securities pledged as collateral for its line of credit.

7. REPURCHASE OFFERS

The Fund is an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at net asset value, of no less than 5% of the Fund's shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder's shares in each quarterly repurchase.  Liquidity will be provided to shareholders only through the Fund's quarterly repurchases. Shareholders will be notified in writing of each quarterly repurchase offer and the date the repurchase offer ends (the "Repurchase Request Deadline"). Shares will be repurchased at the NAV per share determined as of the close of regular trading on the NYSE no later than the 14th day after the Repurchase Request Deadline, or the next business day if the 14th day is not a business day (each a "Repurchase Pricing Date"). The total amount of shares repurchased during the year ended September 30, 2015, is reflected as shares redeemed on the Statements of Changes in Net Assets.

During the year ended September 30, 2015, the Fund completed four quarterly repurchase offers. In these offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The result of those repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2	Repurchase Offer #3	Repurchase Offer #4
Commencement Date	September 30, 2014	December 31, 2014	March 31, 2015	June 30, 2015
Repurchase Request Deadline	October 27, 2014	January 27, 2015	May 5, 2015	August 5, 2015
Repurchase Pricing Date	October 27, 2014	January 27, 2015	May 5, 2015	August 5, 2015
Amount Repurchased	$0	$35	$292,678	$478,401
Shares Repurchased	0	1	11,297	18,282

8. NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") 2015‐07, "Disclosures for Investments in Certain Entities that Calculate Net Asset Value Per Share (or its Equivalent)." This is an update to Accounting Standards Codification Topic 820, Fair Value Measurement. ASU 2015‐07 removes the requirement to categorize within the fair value hierarchy investments for which fair value is measured at net asset value per share (or its equivalent) using the practical expedient.

ASU 2015‐07 is effective for annual reporting periods beginning on or after December 15, 2015, and interim periods within those annual periods, with retrospective application for all periods presented. Early adoption is permitted. Management has elected to early adopt ASU 2015-07, and the disclosures in Note 2 are presented accordingly.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

The Fund completed a quarterly repurchase offer on November 5, 2015 which resulted in 254,360 of Fund shares being repurchased for $6,702,602.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2015	25

Griffin Institutional Access Real Estate Fund	Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of
Griffin Institutional Access Real Estate Fund

We have audited the accompanying statement of assets and liabilities of Griffin Institutional Access Real Estate Fund (the "Fund"), including the portfolio of investments, as of September 30, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and for the period June 30, 2014 (commencement of operations) through September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian, brokers and other appropriate parties. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Griffin Institutional Access Real Estate Fund as of September 30, 2015, and the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period June 30, 2014 through September 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
November 24, 2015

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Additional Information

September 30, 2015 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC's website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files a complete listing of portfolio holdings for the Fund with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request by calling 888-926-2688. Furthermore, you may obtain a copy of the filing on the SEC's website at http://www.sec.gov. The Fund's Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $78,812 as long-term capital gain distribution for the year ended September 30, 2015.

Annual Report | September 30, 2015	27

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2015 (Unaudited)

The business and affairs of the Fund are managed under the direction of the Trustees. Information concerning the Trustees and officers of the Fund is set forth below. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as his resignation, death, or otherwise as specified in the Fund's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Fund's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund's toll-free at 888-926-2688. Each Independent Trustee received aggregate compensation of $10,000 during the period ended September 30, 2015 from the Fund for his services to the Fund. The Interested Trustees and officers did not receive compensation from the Fund for their services to the Fund.

INDEPENDENT TRUSTEES

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years***
Nathan Headrick Age: 41	Trustee	Since 2014	General Counsel, Triloma Capital (private equity firm), 2013-present; Founder and Partner, DDW Holdings LLC (due diligence software provider), 2013-present; President, Bluerock Capital Markets (public and private equity fund broker-dealer), 2013; General Counsel and Chief Compliance Officer, CNL Securities (public and private equity fund broker-dealer), 2008-2013; and General Counsel, Corporate Capital Trust (Public non-traded BDC), 2012-2013.	1
Class of 1938 Foundation (nonprofit), 1996-present; Orange County Regional History Center (nonprofit), 2005-2013; Junior Achievement of Florida (nonprofit), 2007-2011; Florida Children's Hospital (nonprofit), 2007-2011; and United Cerebral Palsy of Central
Florida (nonprofit),
2004-2011.

Robb Chapin Age: 53	Trustee	Since 2014	Chief Executive Officer, ROC Senior Housing Fund Manager, LLC (real estate fund management), 2013- present; Managing Partner, Servant Investments, LLC (real estate fund management), 2005-2013; and Managing Partner, Servant Capital Group, LLC (real estate fund management), 2012-2013.	1	ROC Seniors Housing & Medical Properties Fund, LP (real estate fund), 2013- present.
Ira Cohen Age: 56	Trustee	Since 2014	Chief Executive Officer, Ira Cohen Consulting, LLC (mutual fund operations consulting firm), 2005-present.	1	Valued Advisers Trust, 2010-present; and Angel Oak Trust (2014-present).

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Trustees and Officers

September 30, 2015 (Unaudited)

INTERESTED TRUSTEES AND OFFICERS

Name, Address* and Age	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years***
Kevin Shields Age: 57	President and Trustee	Since 2014	Chairman and Chief Executive Officer of Griffin Capital Corporation; Chief Executive Officer of Griffin Capital Securities, Inc.; President and Director, Griffin-Benefit Street Partners BDC Corp.; President and Chief Executive Officer of Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.	1
Chairman, Griffin Capital Corporation; 1995- present; Director, Griffin Capital Essential Asset REIT, Inc., 2008- present; Director, Griffin Capital Essential Asset REIT II, Inc. 2014- present; Director., Griffin-Benefit Street Partners BDC Corp., 2014-present.

Joseph Miller Age: 52	Treasurer	Since 2014
Chief Financial Officer, Griffin Capital Corporation; Chief Financial Officer, Griffin Capital Essential Asset REIT, Inc. and Griffin Capital Essential Asset REIT II, Inc.; Chief Financial Officer, Griffin-Benefit Street Partners BDC Corp.
				N/A	N/A
Randy Anderson Age: 47	Portfolio Manager, Secretary and Trustee	Since 2014	Chief Economist, Griffin Capital Corporation; Chief Investment Officer, Griffin Capital Advisor, LLC; Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida; President, Bluerock Real Estate LLC; President, CNL Real Estate Advisors; and Chief Economist, Marcus and Millichap Company; Executive Vice President, Griffin-Benefit Street Partners BDC Corp.	1	N/A
John Canning Age: 45	Chief Compliance Officer	Since 2015
Managing Director, Cipperman Compliance Services, LLC (compliance services provider). 2011-present; Director of Mutual Fund Administration of Nationwide Fund Group (mutual fund administrator), 2008-2011.
				N/A	N/A
Alan Gattis Age: 35	Assistant Treasurer	Since 2014	Fund Controller, ALPS Fund Services, Inc., 2011-present; Audit Manager, Spicer Jeffries LLP (a public accounting firm), 2009-2011; Auditor, PricewaterhouseCoopers LLP, 2004-2009.	N/A	N/A
JoEllen L. Legg Age: 54	Assistant Secretary	Since 2014
Vice President, Senior Counsel, ALPS Fund Services, Inc., 2007-present; Senior Counsel, Adelphia Communications Corporation, 2005-2007; Associate Counsel, Patton Boggs LLP, 2004-2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, 1998-2004.
				N/A	N/A

*	The address is Griffin Capital Plaza, 1520 Grand Avenue, El Segundo, CA 90245.
**	The term of office for each Trustee and officer listed above will continue indefinitely.
***	The term "Fund Complex" refers to the Griffin Institutional Access Real Estate Fund.

Annual Report | September 30, 2015	29

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, California 92612
949.270.9300

www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, Inc. is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributor, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, member FINRA.

© 2015 Griffin Institutional Access Real Estate Fund. All rights reserved.

GFC000287 | Exp. 11.15.2016

GX-IU745 (1115)

Item 2.  Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the registrant has designated Mr. Ira Cohen as the registrant's Audit Committee Financial Expert.  Mr. Cohen is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant's last two fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $17,000 and $17,000, respectively.

(b)
Audit-Related Fees:  For the registrant's last two fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant's last two fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant were $3,000 and $3,000, respectively.

(d)
All Other Fees:  For the registrant's last two fiscal years ended September 30, 2014 and September 30, 2015, the aggregate fees billed for products and services other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were provided by the principal accountant, $2,000 and $0, respectively.  The natures of the services performed for the September 30, 2014 fiscal year were for the May 21, 2014 seed audit of the registrant.

(e)	(1)	The audit committee's pre-approval policies and procedures require that all services to be performed by the registrant's principal accountant must be pre-approved by the registrant's audit committee.

(2)	No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant's audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)
For the registrant's last two fiscal year ended September 30, 2014 and September 30, 2015, the aggregate non-audit fees for services rendered to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $3,000 and $3,000, respectively.

(h)
The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Policy

Griffin Capital Advisor, LLC (the – "Adviser"), as a matter of policy and as a fiduciary to the Clients, has responsibility for voting proxies for securities consistent with the best interests of Clients. The Adviser maintains written policies and procedures as to the handling, voting and reporting of proxy voting and makes appropriate disclosures about the Adviser's proxy policies and practices and the availability of the Adviser's proxy voting record. The Adviser does not vote proxies regarding securities held by Underlying Funds but rather, may vote on issues regarding the Underlying Funds. In general, the Adviser does not receive proxies to be voted due to the nature of its investments on behalf of Clients; this policy is intended to comply with Rule 206(4)-6 in the infrequent instance that the Adviser receives a proxy, or other action requiring a vote, from an Underlying Fund.

Background

In general, proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients,  which must include how  an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

The Adviser is responsible for the allocation of, or in the case of the Non-discretionary Client, recommendations regarding the allocation of, assets on behalf of the Clients to Underlying Funds, which may include hedge funds and other alternative investment pools that are structured as limited partnerships, limited liability companies or offshore corporations.  The voting rights of the Clients, as holders of interests in Underlying Funds, are generally contract rights set out in the organizational documents (e.g., the limited partnership agreement, limited liability company agreement, memorandum and articles of association of the Underlying Funds). Underlying Funds, if privately placed, generally are not subject to the regulatory scheme applicable to public companies. Because most, if not all, of the Underlying Funds are privately placed, they generally do not issue proxies. Instead, they may solicit consents from their limited partners, members or shareholders. The term ―Proxies‖ will refer to any such consents or other action requiring a vote as well as any per se proxies.

Responsibility

The CCO has responsibility for implementation and monitoring of the Adviser's proxy voting policy, practices, disclosures and record keeping, including outlining voting guidelines in its procedures.

Procedure

The Adviser has adopted procedures to implement the firm's proxy voting policy and to monitor and ensure its policy is observed and amended or updated, as appropriate, which include the following:

Voting Procedures

•	In the event Adviser employees, officers, or directors receive proxy materials on behalf of a Client, the employees, officers and directors will forward such materials to the appropriate Portfolio Manager;

•	Such Portfolio Manager will determine which Client(s) hold the interest in an Underlying Fund to which the Proxy relates;

•
The Portfolio Manager will (absent material conflicts of interest as described below in Material Conflicts of Interest) analyze the proxy materials and make a written recommendation to the voting members of the Investment Committee as to how to vote each Proxy. Along with his or her recommendation, the Portfolio Manager will provide a written certification, provided in Exhibit A to this policy, that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy. The Portfolio Manager may take into account information provided by the Underlying Fund's personnel regarding the nature of the proxy.

•	Absent material conflicts, the President of the Adviser, in consultation with the Investment Committee, will determine how the Adviser should vote the Proxy in accordance with applicable voting guidelines (see below), taking into account the recommendation of the Portfolio Manager. Each voting member of the Investment Committee, including the President of the Adviser, will provide a written certification that he is not subject to conflicts of interest regarding the Underlying Fund or the subject of the Proxy, and document that person's proxy voting recommendation. (Certification provided in Exhibit A.) The Investment Committee is responsible for ensuring that the decision is communicated to the Portfolio Manager promptly. The Portfolio Manager is responsible for coordinating this process in a timely and appropriate manner and delivering the Proxy to the Underlying Fund prior to the deadline.

•	The Portfolio Manager will provide the CCO with a completed Exhibit A, any supporting documentation and the executed Proxy.

•	The Adviser has sole discretion to vote proxies on behalf of the Non-discretionary Clients provided that, in each case, implementation of the outcome of the proxy vote would not cause the Non-discretionary Client's portfolio to be out of compliance with its Investment Guidelines. If the outcome that might result from a proxy solicitation could cause any Non- discretionary Client to fall out of compliance with its Investment Guidelines, the Adviser shall consult each such Non-discretionary Client prior to voting the proxy and shall take direction from such Non-discretionary Client, in the form of a completed Exhibit B, as to how to vote the proxy.

Voting Guidelines

•	In the absence of specific voting guidelines from the particular Client, the Adviser will vote Proxies in the best interests of such Client. The Clients are permitted to place reasonable restrictions on the Adviser's voting authority; Non-discretionary Clients may elect to retain full discretion regarding Proxies.

•	Because in the context of Underlying Funds each solicited vote raises unique questions, each Proxy with respect to an Underlying Funds will be analyzed by the Portfolio Manager, and in turn the President and the Investment Committee, on a case-by-case basis.

•	Situations may arise in which more than one Client invests in the same Underlying Fund. In addition, two or more Clients may have different investment objectives or investment styles. As a result, the Adviser may cast different votes on behalf of different Clients.

•	The Adviser may determine not to vote a Proxy if doing so would not be in a Client's best interest, such as when the Adviser determines that the cost of voting the Proxy exceeds the expected benefit to the Client.

Material Conflicts of Interest and Proxy Voting Committee

•	Material conflicts of interest may arise in situations that include, but are not limited to, when an Underlying Fund or an affiliate of such Underlying Fund has a relationship with the Fund or an affiliate of the Adviser and such Underlying Fund is soliciting proxies and failure to vote in a certain way may affect the Adviser's relationship with such company and materially impact the Adviser's business; or when a personal relationship between an Adviser officer and management of a company or other proponents of proxy proposals could impact the voting decision.

•	If a material conflict of interest exists for the Adviser, the Legal Department will determine how to vote the Proxy.

•	If a material conflict of interest exists for the Portfolio Manager that normally would have formulated the proxy voting recommendation for the Underlying Fund, such Portfolio Manager should disclose the conflict to the CCO. The CCO will designate another Portfolio Manager the responsibility to form a proxy voting recommendation and serve as the original Portfolio Manager would have done in the proxy voting process.

•	The Adviser will maintain a record of the analysis of any potential conflict of interest and its resolution.

Disclosure

•	The Adviser will provide conspicuously displayed information in its Disclosure Document summarizing this proxy voting policy and procedures, including a statement that the Clients and Investors may request information regarding how the Adviser voted a Client's Proxies, and that the Clients and Investors may request a copy of these policies and procedures.

Requests for Information

•	All requests for information regarding proxy votes, or policies and procedures, received by any Adviser employee, officer, or director should be forwarded to the CCO.

•	In response to any request from a Client or an Investor, the CCO will prepare a written response with the information requested.

Recordkeeping

The CCO shall retain the following proxy records in accordance with the Adviser's Recordkeeping Policy:

•	These policies and procedures and any amendments;

•	Each Proxy statement that the Adviser receives;

•	A record of each vote that the Adviser casts;

•	Any document the Adviser created that was material to making a decision how to vote Proxies, or that memorializes that decision;

•	A copy of each written request from a Client or Investor for information on how the Adviser voted such Client's Proxies, and a copy of any written response.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Randy I. Anderson Ph.D. CRE — Dr. Anderson serves as Chief Investment Officer of our advisor and Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Dr. Anderson serves as the Chief Economist of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Dr. Anderson held several senior executive positions at Bluerock Real Estate LLC., including founding partner of the Bluerock Total Income + Real Estate Fund where he was the portfolio manager. Prior to Bluerock, Dr. Anderson was a founding partner of Franklin Square Capital Partners, the firm that pioneered the non-traded Business Development Company. Dr. Anderson also served as the Chief Economist and a Division President for CNL Real Estate Advisors, as the Chief Economist and Director of Research for the Marcus and Millichap Company where he served on the Investment Committee, and as Vice President of Research at Prudential Real Estate Advisors. Dr. Anderson also served as the Howard Phillips Eminent Scholar Chair and Professor of Real Estate at the University of Central Florida where he directed the research and education institute. Dr. Anderson was the former editor of the Journal of Real Estate Portfolio Management; was awarded the Counselors of Real Estate designation, named a Kinnard Young Scholar by the American Real Estate Society, and named both a NAIOP Research Foundation Distinguished Fellow and a Homer Hoyt Institute Fellow. Dr. Anderson received his bachelor's degree in Finance from North Central College in 1991 as a Presidential Scholar and holds a Ph.D. in Finance as a Presidential Fellow from the University of Alabama, where he graduated with highest distinction in 1996.

Spencer Propper — Mr. Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of Griffin Institutional Access Real Estate Fund. Additionally, Mr. Propper serves as Vice President, Product Development of Griffin Capital Corporation, a position he has held since joining Griffin Capital Corporation in 2014. Previously, Mr. Propper was a Director at Lakemont Group, a boutique real estate investment banking and consulting firm. Within this role Mr. Propper provided portfolio management services to the Bluerock Total Income Plus Real Estate Fund. Additionally, at the Lakemont Group, Mr. Propper was responsible for overseeing projects for a variety of clients including pension funds, private equity firms and publicly traded real estate companies and specialized in structured finance, market analysis and strategic due diligence. Mr. Propper holds a Masters of Business Administration and Bachelor of Science in Finance and Real Estate from the University of Central Florida.

Dr. Randy Anderson, CIO of the Adviser is the Fund's portfolio manager. Dr. Anderson has primary responsibility for management of the Fund's investment portfolio and has served the Fund in this capacity since it commenced operations in 2014. Spencer Propper serves as Vice President of Griffin Capital Advisor, LLC and Associate Portfolio Manager of the Fund since it commenced operations in 2014. Dr. Anderson and Mr. Propper receive a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the Portfolio Manager and the Associate Portfolio Manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of the current SAI, Dr. Anderson and Mr. Propper owned no Fund shares.

As of September 30, 2015, Dr. Anderson and Mr. Propper were responsible for the management of the following types of accounts in addition to the Fund:

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	1	$12,357,223	1	$12,357,223
Other Accounts	0	$0.00	0	$0.00

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)
There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	Registrant's Financial Officer Code of Ethics is filed herewith as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable to the registrant.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	December 4, 2015

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	December 4, 2015